UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2013 (October 4, 2013)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K that Sanchez Energy Corporation (the “Company”) filed with the Securities and Exchange Commission on October 10, 2013, concerning the completion of its acquisition of assets from Rock Oil Company, LLC (“Rock Oil” and the assets acquired in such acquisition, the “Wycross Assets”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01.                Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The Statements of Revenues and Direct Operating Expenses, including notes thereto, for the Wycross Assets for the year ended December 31, 2012 (audited) and the independent auditor’s report related thereto and for the nine months ended September 30, 2013 and 2012 (unaudited) are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma balance sheet as of September 30, 2013 which gives effect to the Wycross acquisition and the unaudited pro forma statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013, each of which give effect to the Hess and Wycross acquisitions are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)         Exhibits

Exhibit Number	Description
23.1	Consent of BDO USA, LLP.
99.1

The Statements of Revenues and Direct Operating Expenses, including notes thereto, for the Wycross Assets for the year ended December 31, 2012 (audited) and for the nine months ended September 30, 2013 and 2012 (unaudited).

99.2

The unaudited pro forma balance sheet as of September 30, 2013 which gives effect to the Wycross acquisition and the unaudited pro forma statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013, each of which give effect to the Hess and Wycross acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: December 20, 2013	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO USA, LLP.
99.1

The Statements of Revenues and Direct Operating Expenses, including notes thereto, for the Wycross Assets for the year ended December 31, 2012 (audited) and for the nine months ended September 30, 2013 and 2012 (unaudited).

99.2

The unaudited pro forma balance sheet as of September 30, 2013 which gives effect to the Wycross acquisition and the unaudited pro forma statements of operations for the year ended December 31, 2012 and for the nine months ended September 30, 2013, each of which give effect to the Hess and Wycross acquisitions.